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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 20, 2005

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               33-0074499
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     000-17287
                              ---------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01 Other Events

On May 20, 2005, Outdoor Channel Holdings, Inc. (the "Company") issued a press release announcing its filing of a registration statement with the Securities and Exchange Commission. A copy of the news release is attached hereto as
Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Of the $94,300,000 of common stock registered, the Company will be selling up to $50,000,000 of common stock, the selling stockholders may sell up $32,000,000 of common stock, and if the underwriters exercise the over-allotment option the selling stockholders may sell up to an additional $12,300,000 of common stock.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.       Description
99.1              Press Release of Outdoor Channel Holdings, Inc.
                  dated May 20, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By: /s/ Thomas E. Hornish
    ---------------------
Name: Thomas E. Hornish
Title: General Counsel

Dated: May 20, 2005

Exhibit Index

Exhibit No.                Description

99.1                       Press Release of Outdoor Channel Holdings, Inc.
                           dated May 20, 2005.